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                                  AMENDMENT NO. 5
                                         TO
                                  CREDIT AGREEMENT

     Amendment No. 5, dated April 30, 1998, (the "AMENDMENT") to Credit Agreement, dated June 12, 1997 as amended prior to this date, (the "AGREEMENT") by and between WILLIS LEASE FINANCE CORPORATION, a California corporation ("WILLIS") and CORESTATES BANK, N.A., a national banking association ("CORESTATES BANK", "CORESTATES" or the "BANK"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.


                                PRELIMINARY STATEMENT


     WHEREAS, Willis has requested that CoreStates Bank agree to certain modifications to the Agreement as set forth herein.

     WHEREAS, CoreStates Bank is willing to agree to such request on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:


     1. SECTION 2.1 OF THE AGREEMENT.

     (a) The first and second paragraphs of Section 2.1 of the Agreement are hereby amended and restated in their entireties to read as follows:

          "2.1 THE LOANS. Subject to the terms and conditions herein set forth and in reliance upon the representations, warranties and covenants contained herein, CoreStates Bank agrees to make revolving credit loans ("REVOLVING CREDIT LOANS") to Willis upon receipt of loan requests therefor in amounts not to exceed at any time outstanding, in the aggregate, $65,000,000 through June 30, 1998 and $30,000,000 thereafter (such amount, as the same may be reduced pursuant to Section 2.7 hereof being hereinafter called the "REVOLVING LOAN COMMITMENT"). For purposes of determining the amount of Revolving Credit Loans outstanding, the Standby Letters of Credit issued pursuant to Section 2.2 hereof shall be deemed Revolving Credit Loans and shall be added to the Revolving Credit Loans outstanding to determine the aggregate Revolving

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     Credit Loans outstanding.  As provided below, Revolving Credit Loans may be requested by Willis, and made from time to time prior to the Revolver Termination Date. All Loans shall be made to Willis at the main office of the Bank, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101.

          Revolving Credit Loans may be made from time to time during the period beginning on the date hereof and ending on June 30, 1998 or on the earlier date of termination in full, pursuant to Section 2.7 or
     Section 8.1 hereof, of the obligations of the Bank under this Section
     2.1 (June 30, 1998 or such earlier date of termination being herein called the "REVOLVER TERMINATION DATE"). Revolving Credit Loans at the occasion of each borrowing shall be in aggregate principal amounts at least equal to $150,000 or, if less, the remaining unused amount of the Revolving Loan Commitment. Willis shall not be entitled to any Revolving Credit Loan if, after giving effect to such Loan, the unpaid amount of the then outstanding Revolving Credit Loans would exceed the then current Borrowing Base. Prior to the Revolver Termination Date and within the limits of the Revolving Loan Commitment and the Borrowing Base, Willis may borrow, prepay and reborrow Revolving Credit Loans. All Revolving Credit Loans shall mature and be due and payable as set forth in the next paragraph of this Section 2.1 unless the maturity of said Loans is accelerated as provided in Section 2.7 or Section 8.1 hereof."

     (b) The fourth paragraph of Section 2.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

     "Willis may have Revolving Credit Loans outstanding at any time and from time to time in an aggregate amount up to, but not exceeding $25,000,000 for the acquisition of Category B Equipment. Any item of Category B Equipment which is a Stage III jet engine shall be deducted from Category B Equipment and become part of Category A Equipment upon the physical removal of that engine from its airframe, provided that such Equipment otherwise qualifies as Category A Equipment."

     2. SECTION 2.2 OF THE AGREEMENT. The first paragraph of Section 2.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "2.2 STANDBY LETTERS OF CREDIT. The Bank, under the terms and subject to the conditions of this Agreement, agrees to provide Standby Letters of Credit to Willis, from time to time prior to the Revolver Termination Date, as requested by Willis, provided that (A) the aggregate amount of Standby Letters of Credit outstanding at any one time shall not exceed $2,000,000 or such lesser amount, if any, as will, when added to the amount of the Revolving Credit Loans then outstanding, aggregate more than the Revolving Loan Commitment (or such lesser amount as Willis is entitled to borrow hereunder at such time by reason of the limitation of the Borrowing Base or otherwise), and (B) no Standby Letter of Credit shall be for a term longer than one year."

     3. EXHIBIT A TO THE CREDIT AGREEMENT. Exhibit A to the Agreement shall be and is hereby amended and restated in its entirety to be as set forth in Exhibit A attached hereto. Upon delivery of the $65,000,000 Revolving Credit Note, dated April 30, 1998, to the Bank, the Bank shall mark the $45,000,000 Revolving Credit Note, dated November 18, 1997, "canceled and replaced by $65,000,000 Revolving Credit Note, dated April 30, 1998."


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     4. EXHIBIT B TO THE CREDIT AGREEMENT.   Exhibit B to the Agreement shall be
and is hereby amended to insert in "Line 2" the maximum loans as such shall be in effect at the date of the certificate.

     5. REPRESENTATIONS AND WARRANTIES. Willis hereby restates the representations and warranties made in the Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

     6. COVENANTS. Willis hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.

     7. CORPORATE AUTHORIZATION AND DELIVERY OF DOCUMENTS. CoreStates shall have received copies, certified as of the date hereof, of all action taken by Willis and any other necessary Person to authorize this Amendment and such other papers as CoreStates shall require.

     8. AFFIRMATION. Willis hereby affirms its absolute and unconditional promise to pay to CoreStates Bank the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

     9. EFFECT OF AMENDMENT. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

     10. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.

                                   WILLIS LEASE FINANCE CORPORATION



                                   By:  /s/ James D. McBride
                                        -------------------------------------
                                        Name:   James D. McBride
                                        Title:  Executive Vice President
                                                and Chief Financial Officer

                                   CORESTATES BANK, N.A.


                                   By:  /s/ Hugh W. Connelly
                                        -------------------------------------
                                        Name:   Hugh W. Connelly
                                        Title:  Vice President


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